AIP MULTI-STRATEGY FUND P (THE “FUND”)

SUPPLEMENT

DATED FEBRUARY 17, 2011

to the Prospectus Dated April 30, 2010 (the “Prospectus”)

The second paragraph of “Summary of Terms – The Adviser” is hereby deleted and replaced with the following:

“The day-to-day portfolio management, short-term cash management and operations of the Fund are the responsibility of Mustafa A. Jama, Chief Investment Officer, Fund of Hedge Funds team; José F. González-Heres, Portfolio Manager; Paresh Bhatt, Portfolio Manager; Mark L.W. van der Zwan, Portfolio Manager; Lawrence Berner, Portfolio Manager; Jarrod Quigley, Portfolio Manager; and Eric Stampfel, Portfolio Manager, subject to oversight by the Board of Trustees. See ‘Management of the Fund.’”

The following is hereby added immediately preceding the penultimate paragraph of “Management of the Fund – Management Team:”

“Eric Stampfel. Mr. Stampfel is an Executive Director of MSIM and a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on the long/short equity strategy. Mr. Stampfel is also a member of the Investment Committee. He joined Morgan Stanley in 2010 and has 15 years of relevant industry experience. Previously, he was vice president and global head of long/short equity at Ivy Asset Management. Prior to that, he was a senior equity analyst at Cambium Capital Management and a senior equity analyst at Kingdon Capital Management where he focused on long/short stock selection. Mr. Stampfel received a B.S. in accounting from Villanova University. He is a member of the New York Society of Security Analysts and an affiliate member of the Market Technicians Association. He holds both the Chartered Alternative Investment Analyst and the Chartered Financial Analyst designations.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AMSPROP 4/10